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                                                                    EXHIBIT 23.2

                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated May 4, 2000, except for Note 18, as to which the date is June 2, 2000, relating to the consolidated financial statements appearing in Cybex Computer Products Corporation's Annual Report on Form 10-K for the year ended March 31, 2000.

                                        /s/ PricewaterhouseCoopers LLP



Birmingham, Alabama

January 18, 2001